Exhibit 10.12

[FORM OF] STOCK OPTION AGREEMENT

This Stock Option Agreement, made effective as of _____________, is by and between Spectre Gaming, Inc. (the “Company”), and _____________, an ____________ of the Company (the “Optionee”).

The parties hereto agree as follows:

1.  Grant of Option. The Company hereby grants to Optionee the right and option, hereinafter called the “Option,” to purchase all or any part of an aggregate of ______________shares of the common stock, $.01 par value, of the Company (the “Shares”) subject to the terms and conditions herein set forth.

2.  Purchase Price. The purchase price of the Shares covered by the Option shall be ______ per Share.

3.  Exercise and Vesting of Option. Subject to Section 1 above, the Option shall vest as follows: ________ Shares on ____________; ________ Shares on ____________; and ________ Shares on ____________.

4.  Term of Option. Except as otherwise provided in this Agreement, the Option shall be exercisable for ______ (___) years from the date of this Agreement; provided, however, that in the event that Optionee ceases to be an employee of the Company, Optionee or his or her legal representative shall have three (3) months from the date of such termination to exercise any part of the Option that is vested pursuant to Section 3 of this Agreement. Upon the expiration of such three (3) month period, or, if earlier, upon the expiration date of the Option as set forth above, the Option shall terminate and become null and void.

5.  Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either: (a) be accompanied by payment of the full purchase price of such Shares, in which event the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; or (b) fix a date not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Company for the payment of the full purchase price of such Shares against delivery of a certificate or certificates representing such Shares. Payment of such purchase price may take the form of cash, shares of stock of the Company, the total market value of which equals the total purchase price, or any combination of cash and shares of the Company, the total market value of which equals the total purchase price. Any such notice shall be deemed given when received by the Company at its principal place of business. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

6.  Rights of Option Holder. Optionee, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to him or her upon the due exercise of all or any part of the Option.

7.  Non-Transferability. The Option shall not be transferable and the Company shall not be required to recognize any attempted assignment of such rights by any participant except: (i) in the event of the Optionee’s death, by will or the laws of descent and distribution to the limited extent provided in this Option Agreement; (ii) or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended; or (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder (if applicable). Notwithstanding the preceding sentence, the Option may be transferred by the holder thereof to family members, trusts or charities. During the Optionee’s lifetime, the Option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence. Except as set forth above, the Option may not be assigned, transferred, pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect.

8.  General. The Option is issued under the Spectre Gaming 2006 Stock Option Plan. The Company shall at all times during the term of the Option keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

In Witness Whereof, the undersigned have executed this Stock Option Agreement as of the date first written above.

SPECTRE GAMING, INC.:

By:
Its:

OPTIONEE:

[FORM OF] STOCK OPTION AGREEMENT

This Stock Option Agreement, made effective as of ____________, 2006, is by and between Spectre Gaming, Inc. (the “Company”), and ____________, an employee of the Company (the “Optionee”).
The parties hereto agree as follows:

1. Grant of Option. The Company hereby grants to Optionee the right and option, hereinafter called the “Option,” to purchase all or any part of an aggregate of ________________ shares of the common stock, $.01 par value, of the Company (the “Shares”) subject to the terms and conditions herein set forth.

2. Purchase Price. The purchase price of the Shares covered by the Option shall be ________ per Share.

3. Exercise and Vesting of Option. Subject to Section 1 above, the Option shall vest as follows: ________ Shares on ___________; ________ Shares on ___________; and ________ Shares on ___________. Notwithstanding the foregoing, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business, or through a merger, consolidation, exchange, reorganization, reclassification or extraordinary dividend resulting in shareholders of the Company immediately prior to the effective time of such transaction holding, immediately afterwards, less than 50% of the outstanding voting power of the resulting entity, or through a divestiture or liquidation of the Company (collectively referred to as a “Change in Control”), all outstanding Options hereunder shall become immediately exercisable, whether or not such Options had become exercisable prior to the Change in Control. The Company’s board of directors may restrict the rights of or the applicability of this Section 3 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. This Option shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorgan¬izations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

4. Term of Option. Except as otherwise provided in this Agreement, the Option shall be exercisable for ______ (____) years from the date of this Agreement; provided, however, that in the event that Optionee ceases to be an employee of the Company, Optionee or his or her legal representative shall have three (3) months from the date of such termination to exercise any part of the Option that is vested pursuant to Section 3 of this Agreement. Upon the expiration of such three (3) month period, or, if earlier, upon the expiration date of the Option as set forth above, the Option shall terminate and become null and void.

5. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either: (a) be accompanied by payment of the full purchase price of such Shares, in which event the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; or (b) fix a date not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Company for the payment of the full purchase price of such Shares against delivery of a certificate or certificates representing such Shares. Payment of such purchase price may take the form of cash, shares of stock of the Company, the total market value of which equals the total purchase price, or any combination of cash and shares of the Company, the total market value of which equals the total purchase price. Any such notice shall be deemed given when received by the Company at its principal place of business. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

6. Rights of Option Holder. Optionee, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to him or her upon the due exercise of all or any part of the Option.

7. Non-Transferability. The Option shall not be transferable and the Company shall not be required to recognize any attempted assignment of such rights by any participant except: (i) in the event of the Optionee’s death, by will or the laws of descent and distribution to the limited extent provided in this Option Agreement; (ii) or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended; or (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder (if applicable). Notwithstanding the preceding sentence, the Option may be transferred by the holder thereof to family members, trusts or charities. During the Optionee’s lifetime, the Option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence. Except as set forth above, the Option may not be assigned, transferred, pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect.

8. General. The Option is issued under the Spectre Gaming 2006 Stock Option Plan. The Company shall at all times during the term of the Option keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

In Witness Whereof, the undersigned have executed this Stock Option Agreement as of the date first written above.

SPECTRE GAMING, INC.:

By:
Its:

OPTIONEE: